The Select Sector SPDR® Trust

(the “Trust”)

THE COMMUNICATION SERVICES SELECT SECTOR SPDR® FUND	XLC
THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR® FUND	XLY
THE CONSUMER STAPLES SELECT SECTOR SPDR® FUND	XLP
THE ENERGY SELECT SECTOR SPDR® FUND	XLE
THE FINANCIAL SELECT SECTOR SPDR® FUND	XLF
THE HEALTH CARE SELECT SECTOR SPDR® FUND	XLV
THE INDUSTRIAL SELECT SECTOR SPDR® FUND	XLI
THE MATERIALS SELECT SECTOR SPDR® FUND	XLB
THE REAL ESTATE SELECT SECTOR SPDR® FUND	XLRE
THE TECHNOLOGY SELECT SECTOR SPDR® FUND	XLK
THE UTILITIES SELECT SECTOR SPDR® FUND	XLU

Supplement dated May 27, 2021 to the Statement of Additional Information (“SAI”),

dated January 31, 2021, as may be supplemented from time to time

Effective immediately, the first paragraph in the “Remuneration of Trustees and Officers” sub-section within the “TRUSTEES AND OFFICERS OF THE TRUST” section in the SAI is deleted and replaced with the following:

Remuneration of Trustees and Officers

No officer, director or employee of the Adviser, its parent or subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each Trustee an annual retainer plus a per meeting fee for each regularly scheduled meeting of the Board attended by the Trustee (whether in person or telephonically) and any other telephonic meeting. The Chairman of the Board (who is an Independent Trustee) receives an additional fee. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Audit Committee and Nominating and Governance Committee members receive per meeting fees and the Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee also receive an additional fee. The Trustee serving as Chair of the Business Continuity Management Team receives an annual fee for these services.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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